Exhibit 99.1

MAKO Surgical Corp. Announces up to $60 Million Private Placement
Financing from Three Leading Health Care Investment Firms

FT. LAUDERDALE, FL – (PRIMENEWSWIRE) — October 29, 2008—MAKO Surgical Corp. (NASDAQ: MAKO), a medical device company focused on marketing its Tactile Guidance System™ (TGS™), an advanced robotic-arm solution, and its implants for minimally invasive orthopedic knee procedures, known as MAKOplasty®, today announced that it has entered into a definitive agreement for an equity financing of up to $60 million, with initial gross proceeds of $40 million and conditional access to an additional $20 million. The $40 million tranche is scheduled to close on Friday, October 31, 2008, subject to the satisfaction of certain customary closing conditions.

The financing, led by Montreux Equity Partners and Skyline Ventures, included Alta Partners and certain existing MAKO shareholders as investors. At MAKO’s option, the investment firms will provide an additional $20 million in equity financing before December 31, 2009, subject to the Company’s satisfaction of certain business-related milestones and approval of the additional funding by the Company’s stockholders.

Funding from the financing will be used to support the anticipated commercialization of version 2.0 of the TGS and its MAKO-branded bi-compartmental implant and disposable products, for continuing research and development of MAKO’s future products and for the continuing expansion of operations and working capital to support growth.

“MAKO is pleased that we have secured access to capital that we believe is adequate to allow for the execution of our business plan,” said Dr. Maurice R. Ferré, President, CEO and Chairman of MAKO. ”The proceeds of this financing, along with participation by investors with proven success with medical device companies, will put us in a stronger position to advance the wider adoption of MAKOplasty.”

In connection with the financing, MAKO will issue and sell to the participating investors 6,451,613 shares of its common stock at a purchase price of $6.20 per share and will also issue warrants to acquire additional shares of common stock. The investors will receive warrants to purchase 1,290,323 shares of common stock at an exercise price of $7.44 per share. The investors who have agreed to provide the additional $20 million investment will also receive warrants to purchase an additional 322,581 shares of common stock at an exercise price of $6.20 per share.

Also in connection with the financing, John J. Savarese, M.D., and John G. Freund, M.D., will be elected to serve on the Board of Directors effective on the date of the closing.

Dr. Savarese is a Managing Director at Montreux Equity Partners. Dr. Savarese’s clinical training in Orthopedic and General Surgery was gained at The Hospital for Special Surgery and Cornell University Medical Center. Dr. Savarese has worked in the Life Sciences divisions at Credit Suisse First Boston and Merrill Lynch and held management positions at NeurogesX. He received an MD from Duke University Medical School and MBA from Stanford University.

Dr. Freund has been a Managing Director of Skyline Ventures since 1997. Earlier in his career he held various positions at Acuson Corporation, a medical device company, including Executive Vice President. He was the co-founder of the Healthcare Group in the Corporate Finance Department of Morgan Stanley & Co., Inc., and was the original healthcare partner at Morgan Stanley Venture Partners. In 1995, Dr. Freund co-founded Intuitive Surgical, Inc., a medical device company, and served on Intuitive’s board of directors until March 2000. Dr. Freund also serves on the board of directors of Hansen Medical, Inc., XenoPort Inc., MAP Pharmaceuticals, Inc., the New Economy Fund and the SmallCap World Fund, as well as a number of private companies. He received an MD from Harvard Medical School in 1980 and an MBA from Harvard Business School in 1982, where he was a Baker Scholar.

The securities sold in this private placement were offered to the investors in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and accordingly may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. MAKO has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares issued in this private placement and the shares of common stock issuable upon exercise of the warrants issued in the private placement.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state. Any offering of the securities under the resale registration statement will only be by means of a prospectus.

About MAKO Surgical Corp.

MAKO Surgical Corp. is a medical device company that markets both its advanced robotic-arm solution and its proprietary implants for minimally invasive orthopedic knee procedures. The MAKO Tactile Guidance System™ (TGS™) is a surgeon-interactive tactile platform that incorporates a robotic arm and patient-specific visualization technology and prepares the knee joint for the insertion and alignment of MAKO’s resurfacing implants through a minimal incision. The FDA-cleared TGS allows surgeons to provide a precise, consistently reproducible tissue-sparing, bone resurfacing procedure called MAKOplasty® to a large, yet underserved patient-specific population suffering from early to mid-stage osteoarthritic knee disease. MAKO has an intellectual property portfolio of more than 200 licensed or owned patents and patent applications relating to the areas of computer assisted surgery, haptics, robotics and implants. Additional information can be found at www.makosurgical.com.

Forward-Looking Statements

This press release contains forward-looking statements regarding, among other things, statements related to expectations, goals, plans, objectives and future events. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Examples of such statements include, but are not limited to, statements about the timing and number of planned new product introductions, market acceptance of the MAKOplasty solution, the future availability of implants and components of our Tactile Guidance System, or TGS, from third-party suppliers, including single-source suppliers, the anticipated adequacy of our capital resources to meet the needs of our business, our ability to sustain, and our goals for, sales and earnings growth and our success in achieving timely approval or clearance of products with domestic and foreign regulatory entities. These statements are based on the current estimates and assumptions of our management as of the date of this press release and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause actual results to differ materially from those indicated by forward-looking statements. Many of these factors are beyond our ability to control or predict. Such factors, among others, may have a material adverse effect on our business, financial condition and results of operations and may include changes in competitive conditions and prices in our markets, decreases in sales of our principal product lines, increases in expenditures related to increased governmental regulation of our business, loss of key management and other personnel or inability to attract such management and other personnel and unanticipated intellectual property expenditures required to develop and market our products. These and other risks are described in greater detail under Item 1A “Risk Factors,” contained in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2008. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We do not undertake any obligation to release any revisions to these forward-looking statements publicly to reflect events or circumstances in the future, even if new information becomes available.

“MAKOplasty®,” “Tactile Guidance System” and “TGS,” as well as the “MAKO” logo, whether standing alone or in connection with the words “MAKO Surgical Corp.” are trademarks of MAKO Surgical Corp.

CONTACT:

Investors:
MAKO Surgical Corp.
Susan M. Verde
954-927-2044 x349
sverde@makosurgical.com

or

Westwicke Partners
Mark Klausner, 443-213-0500
mark.klausner@westwicke.com

Source: MAKO Surgical Corp.